EXHIBIT 2.2

Agreement and Plan of Reorganization, dated February 2, 1996, among Outback Steakhouse, Inc., Outback Steakhouse of Florida, Inc., Eric
P. Bachelor, Brenica Restaurant Group, Inc., First Four Group, Inc., and various partnerships (filed as Exhibit 2.5 to the Registrant's Registration Statement on Form S-1, No. 333-4674, and incorporated herein by reference)